Commitments, Contingencies and Subsequent Events	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Commitments, Contingencies and Subsequent Events

7.	Commitments, Contingencies and Subsequent Events

The sole officer and director of the Company is involved in other business activities and may, in the future, become involved in other business opportunities that become available. He may face a conflict in selecting between the Company and other business interests. The Company has not formulated a policy for the resolution of such conflicts.

The Company does not own or lease property or lease office space. The office space used by the Company was arranged by the sole officer and director of the Company to use at no charge.

From time to time the Company may become a party to litigation matters involving claims against the Company.  Management believes that there are no current matters that would have a material effect on the Company’s financial position or results of operations.